Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
8.	Income Taxes

The Company’s provision (benefit) for income taxes consists of the following for the year end and period ended December 31, 2022 and 2021:

Deferred:	2022	2021
Federal	$(513,294)	$102,007)
State and local	(35,234)	(7,002)
Total deferred	(548,528)	(109,009)
Total provision (benefit) for income taxes	(548,528)	(109,009)
Less: valuation reserve	548,528	109,009
Income tax provision	$—	$—

A reconciliation of the federal statutory rate to 0.0% for the year ended December 31, 2022 and the period ended December 31, 2021 to the effective rate for income from operations before income taxes is as follows:

Benefit for income taxes at federal statutory rate	21.0%
State and local income taxes, net of federal benefit	1.4
Less valuation allowance	(22.4)
Effective income tax rate	0.0%

The tax effects of these temporary differences along with the net operating losses, net of an allowance for credits, have been recognized as deferred tax assets at December 31, 2022 and 2021 as follows:

	2022	2021
Net operating loss carryforward	$439,519	$109,009
Valuation allowance	(439,519)	(109,009)
Net deferred tax asset	$—	$—

The Company establishes a valuation allowance, if based on the weight of available evidence, it is more likely than not that some portion or all of the deferred assets will not be realized. The valuation allowance increased by $439,519 and 109,009 during the year ended December 31, 2022 and the period ended December 31, 2021, respectively.

As of December 31, 2022, the Company had a net operating loss carryforward of approximately $2,900,000 for Federal and State tax purposes. This net operating losses will carryforward indefinitely and be available to offset up to 80% of future taxable income each year. The Company’s net operating loss carryforward may be subject to annual limitations, which could reduce or defer the utilization of the losses as a result of an ownership change as defined in Section 382 of the Internal Revenue Code.

As required by the provisions of ASC 740, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the consolidated financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. Differences between tax positions taken or expected to be taken in a tax return and the net benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits.” A liability is recognized (or amount of net operating loss or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.

The Company recognizes interest and penalties related to uncertain tax positions in general and administrative expenses. As of December 31, 2022 and 2021, the Company has no unrecognized tax positions, including interest and penalties. The 2021 tax year is still open to examination by the major tax jurisdictions in which the Company operates. The Company files returns in the United States Federal tax jurisdiction and various other state jurisdictions.